Forward Looking Statement

EXHIBIT 99
Certain of the matters discussed in this report constitute “forward-looking statements”
within the meaning of the Private Securities Litigation Reform Act of 1995. Such
forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,”
“estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,
“project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-
looking statements made by us herein are discussed in Item 1. Financial Statements—
Note 9. Commitments and Contingent Liabilities, Item 2. Management’s Discussion
and Analysis of Financial Condition and Results of Operations, and other factors discussed in filings we make with the United States Securities and Exchange
Commission (SEC). These factors include, but are not limited to:
• adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets,
• adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations that could increase our costs or limit our operations,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to balance our energy obligations, available supply and risks,
• any deterioration in our credit quality or the credit quality of our counterparties, including in our leveraged leases,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• any inability to achieve, or continue to sustain, our expected levels of operating performance,
• any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to sufficiently obtain coverage or recover proceeds of insurance on such matters,
• increases in competition in energy supply markets as well as competition for certain rate-based transmission projects,
• any inability to realize anticipated tax benefits or retain tax credits,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements, and
• changes in technology and customer usage patterns.
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws.  The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Income from Continuing
Operations/Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP).  Operating Earnings is a non-
GAAP financial measure that differs from Net Income because it excludes gains or losses associated with Nuclear Decommissioning Trust (NDT), Mark-to-Market
(MTM) accounting, and other material one-time items.  PSEG presents Operating
Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP.  PSEG believes that the non-GAAP financial measure of
Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. Slides A and B at the end of this presentation include a list of items excluded from Income from Continuing Operations/Net Income to reconcile to
Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG

PSE&G

PSEG Power LLC

PSEG Energy Holdings*

PSEG

PSEG meeting the market’s challenges
with our strong platform of assets
PSEG Energy
Holdings positioned
to pursue attractive
renewable
generation and
develop new
business
opportunities
Assets $1.5B
Operating Earnings $64M
Renewable
Investments
PSE&G positioned
to meet NJ’s
energy policy and
economic growth
objectives with an
investment program
exceeding $10 billion
through 2017
Assets $19.2B
Operating Earnings $528M
Electric & Gas Delivery
and Transmission
PSEG Power’s
low-cost, base
load and load
following fleet is
geographically well
positioned and
environmentally
responsible
Assets $11.0B
Operating Earnings $644M
Regional
Wholesale Energy
*

ASSETS AND OPERATING EARNINGS ARE FOR THE YEAR ENDED 12/31/2012.
ENERGY HOLDINGS INCLUDES PARENT.
SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING
EARNINGS.
.

61 local NJ towns and 5 counties
support
• 61 municipalities and five counties (Bergen, Hudson, Mercer,
Passaic and Somerset) have approved resolutions in support of
Energy Strong, PSE&G’s infrastructure proposal to improve and fortify its electric and gas distribution systems
• The Energy Strong proposal is currently being evaluated by the
NJ Board of Public Utilities
• Public hearings are scheduled for September and October 2013

Where we’re going … PSE&G operating earnings
are forecast to grow at double digit rate through
2015
• O&M Growth per year
• PSE&G Rate Base
Transmission
E&G Distribution
EMP
• EFORd Rate - CCGT
• Nuclear Generation
• Holdings Solar Investment
• LIPA Earnings
PSEG Focus
($ millions, except as noted)
•
• $12,600
• $5,000
4
• $6,900
5
• $700
5
• 1.4%
• 30.4TWh
• $290
• $12-$15
2015E
• 0.8%
• $9,000
• $2,500
• $5,900
• $600
• 1.7%
• 29.8TWh
• $240
• $0
2012
• 2.4%
• $6,800
• $866
• $5,900
• $0
• 1.6%
• 29.3TWh
• $0
• $0
2008
(1) Planned compound annual growth rate 2008-2012.
(2) Actual compound annual growth rate 2008-2012.
(3) Two-year compound annual growth rate from 2013.
(4) Includes additional Transmission hardening.
(5) Includes proposed filings:  EE4A, SL3, S4Ae, and ES programs.
E = ESTIMATE.
.
2.2%
(planned )
(actual  )
(forecast  )
1

PSEG First Half 2013 - Highlights
Maintaining 2013 operating earnings guidance of $2.25 - $2.50 per share
Strong earnings:  First half 2013 earnings of $1.33 per share vs. $1.28 in year-ago period
Power benefitting from higher capacity prices and asset location
PSE&G seeing results from increased investment in transmission
O&M under control {Continuing control of O&M supporting results}
Capital investment on schedule
PSE&G received approval to invest $446 million in extensions of Solar 4 All and Solar Loan programs
PSE&G’s existing $3.4 billion Transmission investment program remains on schedule
Hearings scheduled for Energy Strong, PSE&G’s $2.6 billion, 5-year capital infrastructure program
Financial position remains strong
S&P credit rating upgrade across Enterprise, Power and PSE&G
Debt represented 41% of capital at June 30, 2013
Dividend increased 1.4% to $1.44 per share, the 9 increase in the last ten years
Full year 2013 operating earnings expected to be at the upper end of guidance, assuming normal weather and unit operations

th

2013 Operating Earnings *
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING
EARNINGS; ALL PERIODS REFLECT TEXAS IN DISCONTINUED OPERATIONS. E=ESTIMATE.
Investment in the
regulated business
has changed the
earnings mix
Our 2009-2013
investment focus has
brought us to a 50/50
mix for 2013
PSE&G’s 2013-2017
Energy Strong Program
and ongoing transmission
investments will support
continued growth in
PSE&G’s earnings
Percent of Operating Earnings Contribution by Subsidiary
PSE&G
Power
Other
$2.74 $2.44 $2.25 -$2.50E $3.09 $3.12

20%
27%
38%
43%
50%
76%
69%
61%
52%
47%
2009 2010 2011 2012 2013E

$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2008
2013
2018*
ES
S4AExt/SL3
Gas
Electric
CPI

PSEG

Lower commodity costs and expiration of
certain transition charges are expected to offset the impact to customer bills
*FOR THE TYPICAL COMBINED ELECTRIC & GAS RESIDENTIAL CUSTOMER, 2018 BGS (INCLUDING TRANSMISSION) / BGSS, AS WELL AS SBC, WNC, RAC AND DISTRIBUTION RATES HELD CONSTANT AS OF THE ES FILING DATE (FEB-2013).  RATES RELATED TO
ELECTRIC RESTRUCTURING:  SECURITIZATION (STC), NON-UTILITY GENERATION CHARGE (NGC), & TRANSITIONAL ENERGY FACILITIES ASSESSMENT (TEFA), ARE REDUCED TO ZERO BY 2018.  THE RGGI RECOVERY CHARGE (RRC), SOLAR PILOT RECOVERY
CHARGE (SPRC), AND CAPITAL ECONOMIC STIMULUS INFRASTRUCTURE INVESTMENT PROGRAM (CIP I) AND THE CIP EXTENSION (CIP II) BILL IMPACTS ARE INCLUDED IN THEIR RESPECTIVE GAS & ELECTRIC BARS AND FORECASTED BASED UPON MAR-2013
ESTIMATES.  THE BILL IMPACTS FOR ES PROGRAM BASED UPON THE PROPOSED FILING AND  S4AEXT/SL3 IMPACTS ARE BASED UPON THE BPU APPROVED PROGRAM.
.
Typical Residential Annual Bill

PSE&G’s 2013 operating earnings
benefiting from transmission growth and cost containment
initiatives
E= ESTIMATE *SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO
OPERATING EARNINGS.
$528
2012 2013 Guidance
PSE&G Operating Earnings*
($ Millions)
$580 - $635E

PSEG Energy Holdings These projects should produce steady results for PSEG PSEG Solar Source EBITDA E E = ESTIMATE. … A STABLE, LOW-RISK PORTFOLIO 53 0 3 6 9 12 15 2010 2011 2012 2013

• Lower cost supplies of shale
gas have been beneficial to
both PSE&G customers and
PSEG Power
• Over 50% of our available
pipeline capacity can access
market area supplies of shale
gas
• Power’s generating units sit in
close proximity to the Marcellus
fairway
• Power buys approximately
350BCF/year of gas
• Availability of a robust gas
portfolio of storage and pipeline
capacity benefits PSE&G
customers and Power’s
generating assets
Albany
PSEG’s locational advantage
and gas basis
New York
Shale Supply
0.6 BCF/D
Storage
0.9 BCF/D
Gulf Coast Supply
0.7 BCF/D

Reserve margins in PJM declining with retirements
Generation Deactivation Notifications
Source: PJM TEAC, 8/8/2013
• PJM Pending Deactivation Requests of
13,340 MW as of August 13, 2013
• Approximately 5,000 MW of additional
owner announced retirements in PJM
through next auction
Forecast Reserve Margin (PJM June 2013)
• PJM forecasts a declining Reserve Margin
through 2017

0%
5%
10%
15%
20%
25%
30%
6/1/2013 6/1/2014 6/1/2015 6/1/2016 6/1/2017
Reserve Requirement
Existing + Expected New Generation

Maintaining 2013 operating earnings guidance
PSEG Operating Earnings
$ Millions (except EPS) 2013E
PSEG Power $535 - $600
PSE&G $580 - $635
PSEG Energy Holdings/Parent $25 - $35
Operating Earnings* $1,140 - $1,270
2013 Earnings Guidance $2.25 - $2.50
E = ESTIMATE
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE
TO OPERATING EARNINGS.
Based on our performance year-to-date, we expect full year
operating earnings to be at the upper end of guidance,
assuming normal weather and unit operations

Our capital investment options can result in as
much as $5.4B of utility growth investment through 2015
PSE&G
Growth
~$4.2B
PSE&G
Maintenance
Power
& Other
Potential Opportunities Approved Programs
2013 – 2015E Capital Investment
~$6.3B
~$6.5B
~$7.5B
New
Transmission
~$0.2B
New
Distribution
~$1B
PSE&G
Growth
$5.4B
DATA AS OF JUNE 30, 2013.  E = ESTIMATE

Opportunity for modest and sustainable
dividend increases consistent with stable regulated growth
and cash generation outlook at PSEG Power
PSE&G
EPS
$1.25
$1.14
$1.42
Annual Dividend Per Share
E = ESTIMATE

$1.33
$1.37 $1.37
$1.44
$0.60
$0.80
$1.00
$1.20
$1.40
2009 2010 2011 2012 2013E

PSEG Summary
• Maintaining 2013 operating earnings guidance of $2.25 - $2.50 per share -- based on financial results to date, we expect operating earnings for the full year to be at the upper end of our guidance range assuming normal weather and unit operations
• Double digit operating earnings growth at PSE&G starting in 2013, and continuing through 2015 driven by transmission investments and approved programs
• Power’s continued focus on operational excellence, market expertise and financial strength reduces risk in low price environment
• Strong Balance Sheet and Cash Flow support full capital program without the need for equity
• Long history of returning cash to the shareholder through the common dividend, with opportunity for future growth

The full requirements BGS rate recognizes the
forward PJM capacity market price

Capacity Price per RPM Auction for PSEG Zone Capacity Price per BGS Tranche
2013-2014 250 $                         Three Year Average ($/MW-day) $195
2014-2015 170 $                         MW per Tranche (varies by EDC) 108
2015-2016 166 $                         Days per Year 365
195 $
7,712,637 $
MWh per Tranche
Energy MW per Tranche (varies by EDC) 108
Hours per Year 8,760
Load Factor (varies by EDC) ~37%
MWh per Tranche, approx. 350,000
Capacity Cost per MWh 22 $
Three Year Average ($/MW-day) Capacity Cost per Tranche

Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
2012 2011 2010 2009 2008
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 52 $            50 $         46 $         9 $             (71) $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) (10)             107          (1)             (11)             14
Lease Transaction Activity (Energy Holdings) 36              (173)         -              29              (490)
Storm O&M (PSEG Power) (39)             -              -              -                -
Market Transition Charge Refund (PSE&G) -                 -              (72)           -                -
Gain (Loss) on Asset Sales and Impairments (Energy Holdings) -                 34            -              -                (13)
Total Pro-forma adjustments 39 $            18 $         (27) $        27 $           (560) $
Fully Diluted Average Shares Outstanding (in Millions) 507             507          507          507            508
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.10 $         0.10 $      0.09 $      0.02 $        (0.14) $
Gain (Loss) on MTM (PSEG Power) (0.02)           0.21         -           (0.02)          0.03
Lease Transaction Activity (Energy Holdings) 0.07            (0.34)        -           0.05           (0.96)
Storm O&M (PSEG Power) (0.08)           -           -           -             -
Market Transition Charge Refund (PSE&G) -             -           (0.14)        -             -
Gain (Loss) on Asset Sales and Impairments (Energy Holdings) -             0.06         -           -             (0.03)
Total Pro-forma adjustments 0.07 $         0.03 $      (0.05) $     0.05 $        (1.10) $
For the Year Ended
December 31,
(Unaudited)
Pro-forma Adjustments, net of tax
A
PLEASE SEE PAGE 4 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS
AS A NON-GAAP FINANCIAL MEASURE AND HOW IT DIFFERS FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME.

Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
B
PLEASE SEE PAGE 4 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS
AS A NON-GAAP FINANCIAL MEASURE AND HOW IT DIFFERS FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME.
2013 2012 2013 2012
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 8 $            4 $          17 $          9 $
Gain (Loss) on Mark-to-Market (MTM)
(a)
(PSEG Power) 80 (10) (25) 42
Lease Related Activity (PSEG Energy Holdings) - 2 - 6
Storm O&M, (PSEG Power) 2 - (15) -
Total Pro-forma adjustments 90 $          (4) $        (23) $         57 $
Fully Diluted Average Shares Outstanding (in Millions)
507 507 507 507
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.02 $        0.01 $     0.04 $       0.02 $
Gain (Loss) on MTM
(a)
(PSEG Power) 0.16 (0.02) (0.05) 0.08
Lease Related Activity (PSEG Energy Holdings) - - - 0.01
Storm O&M, (PSEG Power) - - (0.03) -
Total Pro-forma adjustments 0.18 $        (0.01) $    (0.04) $      0.11 $
(a) Includes the financial impact from positions with forward delivery months.
Three Months Ended Six Months Ended
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Income from Continuing Operations/Net Income to Compute Operating Earnings
(Unaudited)
June 30, June 30, Pro-forma Adjustments, net of tax